                                                                   Exhibit 10.15

                      ------------------------------------

                             REYNOLDS AMERICAN INC.

                         500,000 shares of Common Stock
                          (par value $0.0001 per share)

                  EQUITY INCENTIVE AWARD PLAN FOR DIRECTORS OF
                     REYNOLDS AMERICAN INC. AND SUBSIDIARIES

                      ------------------------------------

                          INFORMATION FOR PARTICIPANTS

                      ------------------------------------

   THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                                  JULY 30, 2004

       This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

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                                TABLE OF CONTENTS

                                                                           PAGE
Introduction........................................................        1
The Plan............................................................        1
Certain United States Federal Income Tax Matters....................        2
Restrictions on Transfer............................................        3
Additional Information..............................................        4

                                      -i-

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                                  INTRODUCTION

      On July 30, 2004, R.J. Reynolds Tobacco Holdings, Inc. ("RJR") completed the combination transactions (the "Combination Transactions") between RJR and Brown & Williamson Tobacco Corporation ("B&W") pursuant to the Business Combination Agreement, dated as of October 27, 2003, to form a new wholly owned holding corporation, Reynolds American Inc. ("RAI"). Upon completion of the Combination Transactions, each share of RJR common stock outstanding immediately prior to the Combination Transactions was converted into the right to receive one share of RAI common stock. "We", "our" and the "Company" refer, prior to the closing of the Combination Transactions, to RJR and, following the completion of the Combination Transactions, to RAI. In connection with the closing of the Combination Transactions, the Company registered with the Securities and Exchange Commission ("SEC") 500,000 shares of RAI's common stock for issuance pursuant to the Plan (as defined below).

                                    THE PLAN

      Under the terms of the Equity Incentive Award Plan for Directors of Reynolds American Inc. and Subsidiaries (the "Plan"), we make equity award grants to non-employee members of our Board of Directors (the "Board"). The Plan was adopted and approved by the written consent of RJR's sole stockholder, on May 12, 1999. The Company assumed sponsorship of and authorized the amendments to the Plan on July 28, 2004.

      The principal features of the Plan are summarized below, but the following summary is qualified by reference to the Plan itself, a copy of which is attached.

      The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, nor is it to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

      The purposes of the Plan are (1) to further the growth, development and financial success of RAI by providing additional incentives to its directors by assisting them to become owners of capital stock of RAI and thus to benefit directly from its growth, development and financial success; and (2) to enable RAI to obtain and retain the services of, and business relationships with, the type of directors considered essential to the long-term success of RAI by providing and offering them an opportunity to become owners of capital stock of RAI.

ELIGIBILITY

      Non-employee directors are eligible to receive equity award grants in the form of deferred stock units ("Units") or stock options ("Options").

ADMINISTRATION OF THE PLAN

      The Plan is administered by the Corporate Governance and Nominating Committee of our Board (the "Committee"), whose members participate in the Plan. The Committee is authorized to establish rules and regulations for the administration of the Plan and to make determinations and interpretations under the Plan.

SHARES AVAILABLE FOR EQUITY AWARD GRANTS

            The total number of shares of our common stock, par value $0.0001 per share, of RAI ("Common Stock") available for grants under the Plan is 500,000 shares. Shares of Common Stock related to grants that are forfeited, canceled or expire unexercised will immediately become available for other grants. Shares of Common Stock delivered under the Plan may be newly issued or treasury shares.

            In the event of any change in our outstanding Common Stock by reason a stock split, spin-off, stock dividend, stock combination or reclassification, recapitalization or merger, change of control, or similar event, the

Committee shall adjust appropriately the number of shares of our Common Stock subject to the Plan and available for or covered by equity award grants and prices per share of Common Stock related to outstanding equity award grants and make such other revisions to outstanding equity award grants as it deems are equitably required.

STOCK OPTION GRANTS TO DIRECTORS

      Under the terms of the Plan, eligible directors may receive a grant of Options to purchase shares of our Common Stock. Such a grant may be made at any time, but will be made solely in the discretion of the Committee. The exercise price of each share of Common Stock subject to an Option is equal to the final closing price of a share of Common Stock on the date of grant. Options vest immediately but are not exercisable prior to six months after the date of grant. The Options may not be exercised after ten years from the date of grant.

STOCK AWARDS TO DIRECTORS

      Under the terms of the Plan, each eligible director receives a one-time grant of 3,500 deferred stock units (the "Units"). This grant is made as soon as practicable after the director's initial election to serve on our Board. In addition, each director receives an annual grant of 1,000 Units unless, commencing with the stock award for 2005, the director elects to receive instead 1,000 shares of our Common Stock. Each eligible director also receives a quarterly grant of Units on the last day of each calendar quarter determined by the following formula: $10,000 divided by the average of the closing price of a share of Common Stock for each business day during the last month of such calendar quarter. If a director has served for less than the entire quarter, the number of Units will be pro-rated.

      Each Unit has a value equal to one (1) share of Common Stock. Units bear dividends at the same rate as our Common Stock, but the dividends are paid in the form of additional Units in an amount equal to the number of shares of Common Stock that could be purchased with the dividend on the date of payment. The director receives payment of the Units as soon as practicable following his or her last year of service on the Board. At the election of the director, the payment of annual grants of Units may be made in cash or in our Common Stock. Distribution of the Units received in connection with a quarterly award shall be made only in cash. Distributions may be made in one lump sum or in up to 10 annual installments. Cash payments are generally based on the average closing price of our Common Stock during December of the year preceding payment.

AMENDMENT AND TERMINATION OF THE PLAN

      Our Board may terminate or amend the Plan. No amendment or termination of the Plan may adversely affect any participant's rights with respect to previously granted Options or Units without the consent of such participant.

CHANGE OF CONTROL

      In the event of a Change of Control (as described below) of the Company:
(i) Options will become fully vested and exercisable; provided, however, that the Committee may elect to make a cash payment to participants in lieu of delivery of shares upon exercise equal to an amount determined pursuant to applicable Option grant agreements or an amount equal to the "spread" (i.e., the excess of the fair market value of our Common Stock on the date of exercise over the exercise price) multiplied by the number of shares exercised and (ii) the Committee will have authority to establish or revise the terms of grants in a manner that is not adverse to participants. A Change of Control includes certain acquisitions of 30% or more of the combined voting power of the Company's securities, certain changes in the composition of our Board (including certain changes resulting from a proxy contest), certain mergers or consolidations of RAI or the disposition of substantially all of our assets.

                CERTAIN UNITED STATES FEDERAL INCOME TAX MATTERS

      The following is a brief summary of the U.S. federal income tax rules currently applicable to grants under the Plan. The tax consequences described below are stated in general terms only. We do not provide tax advice, so participants should consult with their own tax advisors with respect to all federal tax consequences of Plan participation as well as any tax consequences of Plan participation.

STOCK OPTIONS

      The grant of an Option will have no immediate tax consequences to the optionee or to us. Upon the exercise of an Option, the optionee will recognize ordinary income (and we will be entitled to a deduction) in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of the exercise of the Option over the exercise price. The optionee's tax basis in the shares will be the exercise price plus the amount of ordinary income recognized by the optionee, and the optionee's holding period will commence on the date the shares are transferred. Upon a subsequent sale of shares of Common Stock acquired pursuant to the exercise of an Option, any difference between the optionee's tax basis in the shares and the amount realized on the sale is treated as long-term or short-term capital gain or loss, depending on the holding period of the shares.

UNITS

      The grant of Units will not result in taxable income to you or a deduction for us in the year of grant. The value of the Units will be taxable to you in the year in which you receive a payment of the Units, either in cash or in shares of Common Stock. We will generally be entitled to an income tax deduction equal to the amount of ordinary income recognized by you in the year such income is recognized.

COMMON STOCK

      If you elect to receive shares of our Common Stock instead of Units, the fair market value of the shares of our Common Stock received will be ordinary income to you (and we will be entitled to a deduction).

                            RESTRICTIONS ON TRANSFER

      We will not deliver any shares pursuant to the Plan unless and until any then-applicable requirements of the SEC or any other regulatory agency having jurisdiction and of any exchanges upon which our Common Stock may be listed have been fully complied with.

      Any person receiving shares of our Common Stock under the Plan who is an "affiliate" of the Company (as the term "affiliate" is used in Rule 144 under the Securities Act of 1933 (the "1933 Act")) may resell such shares only pursuant to a registration statement filed under the 1933 Act (the Company having no obligation to file any such registration statement) or within the restrictions, including the sales volume limitations imposed by Rule 144 other than the holding period requirement in the Rule. In addition, under Section 16 of the 1934 Act, any person who is a beneficial owner of more than 10% of any equity security of the Company registered under the 1934 Act, or an officer or director of the Company, may be liable to the Company for profit realized from any purchase and sale (or any sale and purchase) of any equity security of the Company within a period of less than six months, irrespective of the intention on the part of such person in entering into the transaction. The term "equity security" includes our Common Stock, securities convertible into our Common Stock, and rights to acquire shares of our Common Stock upon exercise of warrants or options or on conversion of convertible or exchangeable securities, or otherwise.

      All recipients of awards under the Plan are advised to consult with counsel as to their status as an "affiliate" of the Company and as to the applicability of Section 16(b) and various insider trading restrictions of the 1934 Act to the grant and exercise of awards under the Plan and the purchase and sale (or sale and purchase) of shares of our Common Stock or other equity securities of the Company, whether or not such shares or securities were delivered pursuant to the Plan.

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                             ADDITIONAL INFORMATION

      The following documents and documents filed by RAI with the SEC are incorporated by reference into this Prospectus:

      (1) Amendment No. 4 to our registration statement on Form S-4 dated June 23, 2004;

      (2) Our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004;

      (3) Our form of Rights Agreement with The Bank of New York, as rights agent (incorporated by reference to Exhibit 3 of our registration statement on Form 8-A filed with the SEC on July 29, 2004);

      (4) The description of our Common Stock and certain rights contained in our 1934 Act registration statement on Form 8-A dated July 29, 2004, filed with the SEC pursuant to Section 13 of the 1934 Act, including any amendment thereto or report filed for the purpose of updating such description; and

      (5) All documents filed with the SEC by RAI pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act subsequent to the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold.

      Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of the Prospectus of which this information statement is a part to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the Prospectus of which this information statement is a part.

      Additional information about the Plan and RAI may be obtained from, and copies of the following documents or reports will be furnished without charge upon oral or written request to: Corporate Secretary, 401 North Main Street, Winston-Salem, NC 27102-2990, (336)741-2000:

            - Documents or reports incorporated by reference into the Prospectus (including exhibits); and

            - Copies of all reports, proxy statements and other communications distributed to RAI shareholders.

      You will receive copies of all reports, proxy statements and other communications generally distributed to RAI shareholders. Such materials will be delivered to you not later than the time at which they are sent to RAI shareholders.

                         EQUITY INCENTIVE AWARD PLAN FOR
                                  DIRECTORS OF
                     REYNOLDS AMERICAN INC. AND SUBSIDIARIES
                            (EFFECTIVE JULY 30, 2004)

      Reynolds American Inc., a North Carolina corporation, hereby adopts this Equity Incentive Award Plan for Directors of Reynolds American Inc. and Subsidiaries. The Plan is an amendment, restatement and continuation of the Amended and Restated Equity Incentive Award Plan for Directors of R.J. Reynolds Tobacco Holdings, Inc. and Subsidiaries. The purposes of this Plan are as follows:

      (1) To further the growth, development and financial success of the Company by providing additional incentives to its Directors by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

      (2) To enable the Company to obtain and retain the services of, and business relationships with, the type of Directors considered essential to the long-term success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company.

                                   ARTICLE II
                                   DEFINITIONS

SECTION 2.1 -GENERAL

      Whenever the following terms are used in this Plan they shall have the meaning specified below unless the context clearly indicates to the contrary.

SECTION 2.2 -AFFILIATE

      "Affiliate" of any person shall mean another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person.

SECTION 2.3 -BAT

      "BAT" shall mean, collectively, British American Tobacco, p.l.c., a public limited company incorporated under the laws of England and Wales, and its Affiliates.

SECTION 2.4 -BOARD

      "Board" shall mean the Board of Directors of the Company.

SECTION 2.5 -CODE

      "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 2.6 -COMMITTEE

      "Committee" shall mean the Corporate Governance and Nominating Committee of the Board.

SECTION 2.7 -COMMON STOCK

      "Common Stock" shall mean the common stock, par value $0.0001 per share, of the Company.

SECTION 2.8 -COMPANY

      "Company" shall mean Reynolds American Inc., a North Carolina corporation.

SECTION 2.9 -DIRECTOR

      "Director" shall mean a member of the Board.

SECTION 2.10 -ELIGIBLE DIRECTOR

      "Eligible Director" shall mean a Director who has never been an employee or officer of the Company, any Subsidiary, BAT or any of their Affiliates.

SECTION 2.11 -GRANT

      "Grant" shall mean an award made to a Participant pursuant to the Plan.

SECTION 2.12 -OPTION

      "Option" shall mean an option granted under the Plan to purchase Common Stock.

SECTION 2.13 -OPTION PRICE

      "Option Price" shall have the meaning given in Section 4.2.

SECTION 2.14 -OPTIONEE

      "Optionee" shall mean a Director to whom an Option is granted under the Plan.

SECTION 2.15 -PARTICIPANT

      "Participant" shall mean a Director to whom a Grant has been made.

SECTION 2.16 -PLAN

      "Plan" shall mean the Equity Incentive Award Plan for Directors of Reynolds American Inc. and Subsidiaries.

SECTION 2.17 -SECRETARY

      "Secretary" shall mean the Secretary of the Company.

SECTION 2.18 -STOCK AWARD

      "Stock Award" shall mean the annual award, either in the form of deferred stock units or shares of Common Stock, made pursuant to Article VI.

SECTION 2.19 -SUBSIDIARY

      "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations, or if each group of commonly controlled corporations, other than the last corporation in an unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                  ARTICLE III
                             SHARES SUBJECT TO PLAN

SECTION 3.1 -SHARES SUBJECT TO PLAN

      The shares of stock subject to Grant shall be shares of Common Stock. The aggregate number of shares of Common Stock which are available for Grants under the Plan shall not exceed 500,000. Shares related to Grants that are forfeited, terminated, canceled, expire unexercised, settled in cash in lieu of stock or in such manner that all or some of the shares of Common Stock covered by a Grant are not issued to a Participant, shall immediately become available for Grants.

                                   ARTICLE IV
                               GRANTING OF OPTIONS

SECTION 4.1 -ELIGIBILITY

      Any Eligible Director of the Company or of any Subsidiary shall be eligible to be granted Options as set forth in this Article III.

SECTION 4.2 -GRANTING OF OPTIONS TO DIRECTORS

      Options may be granted at any time and solely in the discretion of the Committee to each Eligible Director elected to serve on the Board. Such Options shall be subject to the terms and conditions set forth in Article IV.

                                   ARTICLE V
                         TERMS OF OPTIONS FOR DIRECTORS

SECTION 5.1 -OPTION AGREEMENT

      A grant of Options to Eligible Directors shall be evidenced by a Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall incorporate the terms and conditions of this Article IV and such other terms and conditions as the Committee shall determine, consistent with the Plan.

SECTION 5.2 -OPTION PRICE

      The exercise price of each share of Common Stock subject to an Option granted pursuant to Section 3.2 shall be the final closing price of a share of Common Stock (as reported on the New York Stock Exchange consolidated tape) on the date of grant.

SECTION 5.3 -COMMENCEMENT OF EXERCISABILITY

      Options granted pursuant to Section 3.2 shall not be exercisable prior to six (6) months after the date of grant, and thereafter shall be exercisable in full, subject to applicable securities regulations.

SECTION 5.4 -EXPIRATION OF OPTION

      The Option shall expire and may not be exercised to any extent after the expiration of ten (10) years from the date the Option was granted.

                                   ARTICLE VI
                               EXERCISE OF OPTIONS

SECTION 6.1 -PERSONS ELIGIBLE TO EXERCISE

      During the lifetime of the Optionee, only he or his guardian may exercise an Option granted to him, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 4.4, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

SECTION 6.2 -PARTIAL EXERCISE

      At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof expires or becomes unexercisable under
Section 4.4, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares.

SECTION 6.3 -MANNER OF EXERCISE

      An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivering to the Secretary or his office all of the following prior to the time when such Option or such portion becomes unexercisable:

      (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion thereof is exercised;

      (b) Full payment of the Option Price shall be made in cash, by check or a combination thereof, for the shares with respect to which such Option or portion thereof is thereby exercised, together with payment of any federal income or other tax required to be withheld by the Company with respect to such shares, in accordance with the terms of the Plan and of any applicable guidelines of the Committee in effect at the time. The requirement of payment will be deemed satisfied if the Participant has made arrangements satisfactory to the Company with a duly registered broker-dealer that is a member of the National Association of Securities Dealers, Inc. to sell on the date of exercise a sufficient number of shares of Common Stock being purchased so that the net proceeds of the sale transaction will at least equal the full exercise price and pursuant to which the broker-dealer undertakes to deliver the full exercise price to the Company not later than the later of (A) the settlement date of the sale transaction and (B) the date on which the Company delivers to the broker-dealer the shares of Common Stock being purchased pursuant to the exercise of such Option. This method is known as the "broker-dealer exercise method" and is subject to the terms and conditions set forth herein, in the Option grant agreement and in guidelines established by the Committee;

      (c) Such representations and documents as the Committee reasonably deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended and any other federal, state or foreign securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

      (d) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

SECTION 6.4 -RIGHTS AS STOCKHOLDERS

      The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

SECTION 6.5 -TRANSFER RESTRICTIONS

            The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate, and any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares.

                                  ARTICLE VII
                                  STOCK AWARDS

SECTION 7.1 -GRANTING OF INITIAL STOCK AWARD TO DIRECTORS

      (a) Each Eligible Director who is elected to serve on the Board shall receive an initial Stock Award as of the date of such Director's initial election to serve on the Board (an "Initial Stock Award"). Such Initial Stock Award shall be granted only once to each Eligible Director as soon as practicable following the Director's initial election to serve on the Board and shall be subject to the terms and conditions set forth in this Article VI.

      (b) Except as provided in Section 6.1(c) below, the Initial Stock Award shall be made in the form of deferred stock units, as described in Section 6.4. Each Eligible Director shall receive an Initial Stock Award of 3,500 deferred stock units.

      (c) Notwithstanding the foregoing, commencing with the Initial Stock Award for 2004, an Eligible Director may elect to receive the Initial Stock Award in the form of 3,500 shares of Common Stock. The election to receive shares of Common Stock must be made in writing within thirty (30) days after the date a Director becomes a Director. An election to receive shares of Common Stock shall be irrevocable by the Director.

SECTION 7.2 -GRANTING OF ANNUAL STOCK AWARDS

      (a) Each Eligible Director shall receive an annual Stock Award as of the date of the Company's annual meeting of stockholders or the one (1) year anniversary of the preceding year's annual meeting of stockholders, if no meeting has been scheduled for such subsequent year, provided that the Director serves on the Board immediately following such date (an "Annual Stock Award"). The Annual Stock Award for 2005 shall be made as of July 30, 2005 or, if later, the date of the Director's election or re-election to serve on the Board.

      (b) Except as provided in Section 6.2(c) below, the Annual Stock Award shall be made in the form of deferred stock units, as described in Section 6.4. Each Eligible Director shall receive an Annual Stock Award of 1,000 deferred stock units.

      (c) Notwithstanding the foregoing, commencing with the Annual Stock Award for 2005, an Eligible Director may elect to receive the Annual Stock Award in the form of 1,000 shares of Common Stock. The election to receive shares of Common Stock must be made in writing by December 31 of the year preceding the year during which the Annual Stock Award would otherwise be granted or, if later, within thirty (30) days after the date a Director becomes a Director. An election to receive shares of Common Stock shall be irrevocable by the Director and shall be effective only for the year immediately following the date on which it was filed.

SECTION 7.3 -GRANT OF QUARTERLY STOCK AWARDS

      (a) Each Eligible Director shall receive a quarterly Stock Award on the last day of each calendar quarter, provided that the Director has served on the Board at any time during such calendar quarter (a "Quarterly Stock Award").

      (b) The Quarterly Stock Award shall be made in the form of deferred stock units, as described in Section 6.4. The number of deferred stock units to be credited to a Director's account on the last day of each calendar quarter shall be determined pursuant to the following formula: $10,000 divided by the average of the closing price of a share of Common Stock (as reported on the New York Stock Exchange consolidated tape for each business day during the last month of such calendar quarter). In the event a Director has served on the Board for less than an entire quarter, the number of deferred stock units to be credited to his or her account on the last day of such quarter shall be prorated based on the actual number of days of his or her service on the Board during the quarter.

SECTION 7.4 -DEFERRED STOCK UNITS

      Each deferred stock unit shall be equal in value to one (1) share of Common Stock. As of the date any dividend is paid to shareholders of Common Stock, the Director shall be credited with additional deferred stock units equal to the number of shares of Common Stock (including fractions of a share) that could have been purchased at the closing price of Common Stock on such date with the dividend paid on the number of shares of Common Stock to which the Director's deferred stock units are then equivalent. In case of dividends paid in property, the dividend shall be deemed to be the fair market value of the property at the time of distribution of the dividend, as determined by the Committee.

SECTION 7.5 -DISTRIBUTION OF DEFERRED STOCK UNITS

      (a) Unless a Director has elected to receive installment payments as provided below, payment of a Director's deferred stock units shall be made in one (1) lump sum as soon as practicable following the end of the year in which the Director ceases to be a Director.

      At the election of the Director made in writing and delivered to the Committee at any time on or before December 1 of the year of termination of the Director's service as a Director, distribution of all of his or her deferred stock units, commencing as soon as practicable following the end of the year in which the Director ceases to be a Director, shall be made in any number of annual installments not exceeding ten (10). Any such election, unless made irrevocable by its terms, may be changed by written notice to the Committee at any time prior to December 1 of the year of a Director's termination of service as a Director.

      (b) Distribution of a Director's deferred stock units received in connection with such Director's Quarterly Stock Awards shall be made only in cash. Distribution of a Director's deferred stock units received in connection with such Director's Initial Stock Award and Annual Stock Awards shall be made in cash or stock. If distribution is made in cash, the amount of distribution shall be determined by multiplying the number of deferred stock units attributable to the installment by the average of the closing price in Common Stock on each business day in the month of December immediately prior to the year in which the installment is to be paid.

SECTION 7.6 -INSTALLMENT AMOUNT

      In the event a Participant has elected to receive distribution of his or her deferred stock units in more than one (1) installment, the amount of each installment shall be determined by multiplying the current number of deferred stock units by a fraction, the numerator of which is one (1), and the denominator of which is the number of installments yet to be paid.

SECTION 7.7 -DISTRIBUTION UPON DEATH

      In the event of the death of a Participant, whether before or after ceasing to serve as a Director, any deferred stock units to which he or she was entitled, shall be converted to cash and distributed in a lump sum to such person or persons or the survivors thereof, including corporations, unincorporated associations or trusts, as the Participant may have designated. All such designations shall be made in writing signed by the Participant and delivered to the Committee. A Participant may from time to time revoke or change any such designation by written notice to the Committee. If there is no unrevoked designation on file with the Committee at the time of the Participant's death, or if the person or persons designated therein shall have all predeceased the Participant or otherwise ceased to exist, such distributions shall be made in accordance with the Participant's will or in the absence of a will, to the administrator of the Participant's estate. Any distribution under this Section 6.7 shall be made as soon as practicable following the end of the fiscal quarter in which the Committee is notified of the Participant's death. In this case, a Participant's deferred stock units shall be converted to cash by multiplying the number of whole and fractional shares of Common Stock to which the Participant's deferred stock units are equivalent by the

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average of the Closing Price of Common Stock on each business day during the last month of the calendar quarter prior to the date of death.

SECTION 7.8 -WITHHOLDING TAXES

      The Company shall deduct from all distributions under the Plan any taxes required to be withheld by federal, state, or local governments.

SECTION 7.9 -TERMS AND CONDITIONS

      All Stock Awards shall be subject to the terms and conditions of this
Article VI and such other terms and conditions as the Committee shall determine, consistent with the Plan.

                                  ARTICLE VIII
                                 ADMINISTRATION

SECTION 8.1 -PLAN ADMINISTRATOR

      The Plan shall be administered by the Committee.

SECTION 8.2 -DUTIES AND POWERS OF COMMITTEE

      It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Grants and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules shall be consistent with the basic purpose of the Plan to make Grants. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan. The Committee may act either by vote at a telephonic or other meeting or by a memorandum or other written instrument signed by a majority of the Committee.

SECTION 8.3 -COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

      Members of the Committee shall not receive compensation for their services as members in connection with the administration of the Plan, but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company, the Directors and the officers of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Grants, and all members of the Committee shall be fully protected by the Company with respect to any such action, determination or interpretation.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

SECTION 9.1 -AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

      The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. Except as expressly permitted by the terms of the Plan, neither the amendment, suspension nor termination of the Plan shall, without the consent of the Participant alter or impair any rights or obligations under any Grant theretofore granted. No Grant may be made during any period of suspension nor after termination of the Plan.

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

SECTION 9.2 -EFFECT OF PLAN UPON OTHER OPTIONS AND COMPENSATION PLANS

      Nothing in this Plan shall be construed to limit the right of the Company or any of its Subsidiaries (a) to establish any other forms of incentives or compensation for Directors of the Company or any of its Subsidiaries or (b) to grant or assume options other than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm, association or other entity.

SECTION 9.3 -ADJUSTMENTS

      (a) In the event of any change in the outstanding Common Stock by reason of a stock split, spin-off, stock dividend, stock combination or reclassification, recapitalization or merger, change of control, or similar event, the Committee may adjust appropriately the number of Shares subject to the Plan and available for or covered by Grants and Share prices related to outstanding Grants and make such other revisions to outstanding Grants as it deems are equitably required. Any such adjustment made by the Committee shall be final and binding upon all Participants, the Company and all other interested persons.

      (b) In the event of a Change of Control (as defined in paragraph 8.3(c) hereof):

            (i) Options granted pursuant to Article III hereof shall become fully vested and exercisable; provided, however, that the Committee may elect to make a cash payment to Participants in cancellation of such options in such amount as the Committee in its sole discretion shall determine, which amount shall not be less than the product of (x) and (y), where (x) is the excess of the Fair Market Value of Common Stock on the date of exercise over the exercise price, and (y) is the number of Shares subject to the Options being canceled.

            (ii) The Committee shall have authority to revise the terms of any such Grant or any other Grant as it, in its discretion, deems appropriate; provided, however, that the Committee may not make revisions that are adverse to the Participant without the Participant's consent unless such revision is provided for or contemplated in the terms of the Grant.

      (c) For purposes of the Plan, a "Change of Control" shall mean the first to occur of the following events:

            (i) an individual, corporation, partnership, group, associate or other entity or "person", as such term is defined in Section 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), other than the Company or any employee benefit plans sponsored by the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of thirty percent (30%) or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors; provided, however, that the acquisition of Company securities by BAT pursuant to the Business Combination Agreement, dated as of October 27, 2003, between R.J. Reynolds Tobacco Holdings, Inc. ("RJR") and Brown & Williamson Tobacco Corporation ("B&W"), as thereafter amended (the "BCA") or as expressly permitted by the Governance Agreement, dated as of July 30, 2004, among BAT, B&W and the Company (the "Governance Agreement"), shall not be considered a Change of Control for purposes of this subsection (i).

            (ii) individuals who constitute the Board (or who have been designated as directors in accordance with Section 1.09 of the BCA) on July 30, 2005 (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to such date whose election, or nomination for election by the Company's shareholders, was (1) approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee of the Company for director) or
      (2) made in accordance with Section 2.01 of the Governance Agreement, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or "person" other than the Board, shall be, for purposes of this paragraph (ii), considered as though such person were a member of the Incumbent Board;

            (iii) the approval by the shareholders of the Company of a plan or agreement providing (1) for a merger or consolidation of the Company other than with a wholly-owned Subsidiary and other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (2) for a sale, exchange or other disposition of all or substantially all of the assets of the Company, other than any such transaction where the transferee of all or substantially all of the assets of the Company is a wholly owned subsidiary or an entity more than fifty percent (50%) of the combined voting power of the voting securities of which is represented by voting securities of the Company outstanding immediately prior to the transaction (either remaining outstanding or by being converted into voting securities of the transferee entity). If any of the events enumerated in this paragraph (iii) occur, the Board shall determine the effective date of the Change of Control resulting therefrom for purposes of the Plan or the Grants hereunder.

SECTION 9.4 -TITLES

      Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

SECTION 9.5 -PRONOUNS

      The masculine pronoun shall include the feminine and neutral and the singular shall include the plural, where the context so indicates.

SECTION 9.6 -GOVERNING LAW

      This Plan shall be governed by the laws of the State of North Carolina.

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